UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

	Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: September 30, 2010

Date of reporting period: October 1, 2009 — September 30, 2010

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PINOX

Putnam International Growth Fund*

Annual report
9|30|10

* Prior to January 1, 2010, this fund was known as Putnam International New Opportunities Fund.

A world of investing.™

Putnam Investments

GROWTH FUNDS look for stocks of companies that have the potential to grow over time.

Putnam
International Growth
Fund

Annual report
9 | 30 | 10

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Trustee approval of management contract	15

Other information for shareholders	19

Financial statements	20

Federal tax information	48

Shareholder meeting results	49

About the Trustees	50

Officers	52

Message from the Trustees

Dear Fellow Shareholder:

Even in the midst of a challenging economic recovery, bright spots are emerging. U.S. corporate balance sheets are strong, with companies delivering healthy profits and holding record amounts of cash. And the Federal Reserve Board recently indicated that it stands ready to add sufficient liquidity if needed to prevent a relapse into recession.

If there is a lesson to be gleaned from recent events, it is the easily overlooked risk of investors missing out on market surges, which can come swiftly. For example, U.S. stocks recorded their best September in 71 years. In today’s ever-changing investment environment, where markets can move quickly in either direction, we believe Putnam’s risk-focused, active-management approach is well suited for pursuing opportunities for our shareholders.

In developments affecting oversight of your fund, Barbara M. Baumann has been elected to the Board of Trustees of the Putnam Funds, effective July 1, 2010. Ms. Baumann is president and owner of Cross Creek Energy Corporation of Denver, Colorado, a strategic consultant to domestic energy firms and direct investor in energy assets. We also want to thank Elizabeth T. Kennan, who has retired from the Board of Trustees, for her many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking to benefit from growing companies abroad

If you have ever worn an Adidas sports shoe, used a Nokia wireless phone, or taken digital pictures with a Canon camera, you probably understand part of the philosophy behind Putnam International Growth Fund: Successful international companies, with products and services in strong demand, can be a great investment.

Of course, there is more to a growth company than great products, and that’s why the fund’s portfolio manager relies on a disciplined strategy and research by Putnam’s in-house analysts to select portfolio holdings from the thousands of companies operating abroad. The manager and analysts search for companies that are well managed, with sound business models and solid balance sheets.

The fund also invests in companies of various sizes to benefit from different types of growth potential: large companies that dominate their industries as well as midsize and small companies in an expansionary-growth phase.

The fund invests in developed markets such as Japan, Canada, and the European Union, and in emerging markets, such as China and Brazil, which may offer faster rates of economic growth but subject the fund to greater risk of volatility and illiquid securities. For enhanced access to information about international companies, Putnam has analysts on three continents.

While investing in companies that operate under different economic and political systems involves risk, it may give your investment a chance to grow, even during a downturn in the U.S. economy. International economies may be expanding at times when the U.S. economy is sluggish. Also, investing in securities denominated in foreign currencies provides another type of diversification.

While the euro, the yen, the pound, and other currencies can fluctuate in value, your investment can benefit when these currencies strengthen against the U.S. dollar.

In making investment decisions, the fund’s manager is guided by Putnam’s risk controls, which call for regular review of fund holdings and the discipline to sell stocks when they involve more risk than reward. Since 1995, the fund has helped investors benefit from investing in rapidly growing international companies.

Consider these risks before investing:

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The use of derivatives involves special risks and may result in losses.

In-depth analysis is key to successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s manager seeks attractive growth stocks. Once a stock is selected for the portfolio, it is regularly assessed to ensure that it remains attractive. Areas of focus include:

Growth The manager examines each company’s financials, including its sales and earnings, and targets those companies believed to offer growth potential.

Quality The manager looks for high-quality companies, seeking characteristics such as solid management teams, sound business models, a record of strong performance, and high levels of free cash flow.

Valuation The manager carefully considers how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential.

Performance snapshot

Annualized total return (%) comparison as of 9/30/10

- **The fund — class A shares before sales charge**
  Putnam International Growth Fund (PINOX)
- **Fund's benchmark**
  MSCI EAFE Growth Index
- **Fund's Lipper peer group average**
  International Large-Cap Growth Funds

6.75
3.42
6.20
0.61
1.14
2.32
3.97
2.78
3.32
-6.86
-8.37
-7.91
9.17
8.41
8.70
LIFE OF FUND
(since 1/3/95)
10 YEARS
5 YEARS
3 YEARS
1 YEAR

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund may have had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to certain redemptions or exchanges. To obtain the most recent month-end performance, visit putnam.com.

Interview with your fund’s portfolio manager

Jeff Sacknowitz

During what was a volatile period for stock markets around the world, how did Putnam International Growth Fund perform for the 12 months ended September 30, 2010?

I am pleased to report that the fund’s class A shares returned 9.17% at net asset value, outperforming the 8.41% return of its benchmark, the MSCI EAFE Growth Index, and the average 8.70% return of its Lipper peers. I attribute most of our success versus the fund’s benchmark and its peers to stock selection by our international team of equity analysts.

It was one of the more volatile market periods in recent memory. The period was punctuated by dramatic ups and downs. As the fund’s portfolio manager, I am proud of how we successfully navigated these choppy waters. We tend to avoid large bets on macroeconomic factors. Instead, we rely largely on stock selection for our success. In particular, we had a high exposure to growth stocks, and this strategy worked for us.

What other strategies paid off for the fund during the period?

In Europe, early in the year we thought that European banks and industrials were oversold. I covered the Japanese banking system during Japan’s financial crisis in the late 1990s, and the lesson I learned was that after recapitalization is completed, banks tend to perform very well. Thus, in early 2010 when banks sold down on sovereign debt concerns in Europe, we were able to acquire shares in some banks at very depressed levels. Similarly, in early 2010, government stimulus packages were leading to increased industrial activity in Europe, while government-run incentive programs, similar to the “cash for clunkers” program in the United States, were boosting car sales. With the industrial side of the economy set to rebound, along with the concomitant inventory replenishment cycle that tends to accompany industrial rebounds, we acquired shares in a number of

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/10. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

European industrial companies at attractive valuation levels.

The fund also benefited from significant investments in the rapidly growing economies in Asia. Given the phenomenal economic and social growth in Asia, particularly in China and emerging markets over the past 20 years, vast numbers of the population have entered the middle class. Because of rapid income growth in these Asian countries, large parts of the population that previously spent most of their income on food and shelter now have money left over to spend on clothing, electronics, cars, and homes. These emerging economies are experiencing extraordinary growth in the consumer discretionary goods area, and we have positioned the portfolio to benefit from this trend.

Besides income growth, why are emerging economies, particularly in Asia, holding up so well?

It used to be said that in terms of economic health, if the United States sneezed, Japan would catch a cold, and emerging Asia would get pneumonia. When U.S. economic growth slowed, these economies would suffer because of their massive fiscal imbalances, high debt levels, and weak banking systems. This is not the case anymore. Since the 1998 Asian financial crisis, the financial systems within many economies have become more resilient. These economies have handled the current downturn much better, with relatively sound banking systems, increasing domestic demand, and governments in a position to run deficits to support economic growth in the short term. This is in sharp contrast to the developed economies in the United States and Western Europe, which some believe have overspent and may have to retrench economically.

The two top contributors for the fiscal year were out-of-benchmark holdings in Chinese companies. Talk about those stocks and other holdings that helped performance.

Our top contributor was an out-of-benchmark investment in Lonking Holdings, a Chinese construction company that makes front-end

Country allocations are shown as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Weightings will vary over time.

wheel-loaders and excavators. We got to know Lonking well during our visits in the fall of 2009 and again in early 2010. The company’s shares sold off significantly when the Chinese government began to tighten monetary conditions, but there was still a great deal of homebuilding going on in China at the time. Believing that Lonking was oversold, we bought it at depressed levels, and the stock rebounded by nearly 70% for the period. The second-biggest contributor was another out-of-benchmark holding, Dongfeng Motor Group, a Chinese automaker. When the Chinese government’s stimulus program to encourage people to buy fuel-efficient cars ended last summer, investors were concerned that this would hurt Dongfeng. One of our analysts understood that when the incentives ended there might be a lull in automobile sales, but also correctly perceived this as a great buying opportunity given the exceptional long-term growth we foresee in demand for automobiles in China. As the stock sold off during the first half of 2010, we bought shares for the fund, and Dongfeng’s stock price appreciation later in the year helped fund performance.

PPR, a France-based luxury retailer with brands like Puma, Gucci, and Yves St. Laurent, was another out-of-benchmark contributor. Shares of PPR sold off when investors were concerned about a drop in luxury-goods sales in Europe. While it was true that “mass luxury” consumers — people who buy luxury goods in times of prosperity — had cut their spending, Europe’s wealthy still were spending, and the newly wealthy Chinese were also buying luxury goods. The result was that demand remained stable in Europe and was strong in Asia. Instead of PPR’s earnings going down, they went up, and the stock appreciated in value.

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 9/30/10. Short-term holdings are excluded. Holdings will vary over time.

Which holdings held back performance?

The top detractor for the period was Alapis, a generic and brand-name drug company and health-care supplier based in Greece. As that country’s sovereign debt crisis unfolded, we believed that the Greek government would mandate more reliance on less expensive generic drugs, which would boost Alapis’s earnings. We got that part right: The Greek government did decide to increase the use of generic drugs. What we got wrong was that the government also mandated that prices be reduced on both brand-name and generic drugs. This hurt Alapis’s earnings and drove down the stock price. By the end of the period, we had significantly reduced our position in Alapis.

Another detractor, DP World, based in Dubai, is the largest port operator in the world. During the global financial crisis, DP World’s share price went down, and we opportunistically increased our exposure in the portfolio. While the shares performed well for the ensuing half year, during the Dubai financial crisis of late 2009, the stock suffered on worries that DP World would be affected by the debt crisis Dubai was experiencing. We no longer hold it in the portfolio. A third detractor, Barclays, the London-based financial institution, performed well for the fund in late 2009. Once the sovereign debt crisis hit in Europe in early 2010, the stock price fell. Although the stock has not appreciated as we had hoped, we still own it and have a positive view on the stock long term.

How did the use of derivatives affect fund performance?

The fund generally uses derivatives to enhance return and reduce risk. The portfolio currently seeks to limit the impact of currency on our performance relative to the benchmark by using foreign currency contracts to leave the portfolio’s currency exposure relatively similar to that of the underlying benchmark. For example, since we were underweight Japanese equities relative to the benchmark during the year, we would have also been

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

Data in the chart reflect a new calculation methodology in effect within the past six months.

underweight Japanese yen exposure relative to the benchmark. We used foreign currency contracts to hedge this exposure, leaving us relatively neutral on a currency basis versus the benchmark. In almost all cases, the purchased and written options were used to either supplement the income the portfolio received or to protect the portfolio against events that we believed had a reasonable likelihood of causing significant volatility in the value of the portfolio’s holdings.

What is your outlook for the markets and the economy?

For the near term, we have a reasonably positive outlook. When we faced the economic abyss in late 2008 and early 2009, governments in the United States and around the world decided to spend more to stimulate the economies instead of allowing us to fall into a “depressionary” environment. The economic bill for this stimulus spending is yet to be repaid, and that is a long-term concern. Recently, governments and central banks, including the Federal Reserve, have expressed a willingness to add further economic stimulus if necessary. In the short term, as long as governments are willing to maintain unusually loose monetary and fiscal policies, we believe that stock markets are likely to remain buoyant. So in the near term, I remain positive and believe we will avoid a double-dip recession, and instead experience a period of slower growth. However, it remains less clear to us whether, over the medium term, governments will be able to successfully allow consumer and public deleveraging, while simultaneously reducing fiscal deficits within an environment of slower economic growth.

Thank you, Jeff, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Jeffrey Sacknowitz has an M.A. in Political Economy and International Relations from Princeton University, an M.A. in International Relations and Japanese Politics from the University of Tokyo, and a B.A. from Colgate University. He joined Putnam in 1999 and has been in the investment industry since 1993.

IN THE NEWS

The global economic recovery is proceeding broadly, but there are downside risks, according to a recent report from the International Monetary Fund (IMF).

With high unemployment posing major challenges, most developed economies around the world are recovering at a slow pace, says the IMF in its World Economic Outlook. By contrast, many emerging and developing economies are again seeing strong growth, because they did not experience the financial excesses leading up to the Great Recession. Household spending also is doing well in many emerging-market economies, where investment is propelling job creation, the IMF report states.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2010, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(1/3/95)		(7/21/95)		(2/1/99)		(7/21/95)		(12/1/03)	(10/4/05)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	6.75%	6.35%	5.96%	5.96%	5.96%	5.96%	6.23%	5.98%	6.49%	6.83%

10 years	6.26	0.13	–1.50	–1.50	–1.43	–1.43	0.99	–2.54	3.79	7.60
Annual average	0.61	0.01	–0.15	–0.15	–0.14	–0.14	0.10	–0.26	0.37	0.74

5 years	21.51	14.56	16.93	14.93	16.93	16.93	18.37	14.22	19.98	23.05
Annual average	3.97	2.76	3.18	2.82	3.18	3.18	3.43	2.69	3.71	4.24

3 years	–19.21	–23.84	–21.07	–23.38	–21.04	–21.04	–20.47	–23.26	–19.83	–18.62
Annual average	–6.86	–8.68	–7.58	–8.49	–7.57	–7.57	–7.35	–8.45	–7.10	–6.64

1 year	9.17	2.87	8.29	3.29	8.31	7.31	8.53	4.74	8.86	9.43

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

A short-term trading fee of 1% may apply to certain redemptions or exchanges.

Comparative index returns For periods ended 9/30/10

		Lipper International Large-Cap Growth
	MSCI EAFE Growth Index	Funds category average*

Annual average
(life of fund)	3.42%	6.20%

10 years	12.01	28.84
Annual average	1.14	2.32

5 years	14.68	18.16
Annual average	2.78	3.32

3 years	–23.07	–21.55
Annual average	–8.37	–7.91

1 year	8.41	8.70

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/10, there were 202, 167, 126, 84, and 24 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $9,850 and $9,857, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $9,746 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $10,379 and $10,760, respectively.

Fund price and distribution information For the 12-month period ended 9/30/10

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.372		$0.267	$0.279	$0.312		$0.343	$0.404

Capital gains	—		—	—	—		—	—

Total	$0.372		$0.267	$0.279	$0.312		$0.343	$0.404

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

9/30/09	$14.53	$15.42	$13.39	$13.75	$13.80	$14.30	$14.34	$14.60

9/30/10	15.47	16.41	14.22	14.60	14.65	15.18	15.25	15.55

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 9/30/09*	1.68%	2.43%	2.43%	2.18%	1.93%	1.43%

Annualized expense ratio for the six-month period
ended 9/30/10†‡	1.65%	2.40%	2.40%	2.15%	1.90%	1.40%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects projected expenses based on a new management contract effective 1/1/10 and a new expense arrangement.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

‡ Includes interest accrual in connection with certain terminated derivatives contracts, which amounted to less than 0.01% of average net assets for the six months ended 9/30/10.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam International Growth Fund from April 1, 2010, to September 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$8.34	$12.11	$12.11	$10.85	$9.60	$7.08

Ending value (after expenses)	$1,017.10	$1,012.80	$1,012.50	$1,013.80	$1,016.00	$1,018.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2010, use the following calculation method. To find the value of your investment on April 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$8.34	$12.11	$12.11	$10.86	$9.60	$7.08

Ending value (after expenses)	$1,016.80	$1,013.04	$1,013.04	$1,014.29	$1,015.54	$1,018.05

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Morgan Stanley Capital International (MSCI) EAFE Growth Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract with respect to your fund among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2010, the Contract Committee met several times with representatives of Putnam Management and in executive session to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 11, 2010 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2010. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing such services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in prior years.

Consideration of implementation of strategic pricing initiative

The Trustees were mindful that new management contracts had been implemented for all but a few funds at the beginning of 2010 as part of

Putnam Management’s strategic pricing initiative. These new management contracts reflected the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds and performance fees for certain funds. The Trustees had approved these new management contracts on July 10, 2009 and submitted them to shareholder meetings of the affected funds in late 2009, where the contracts were in all cases approved by overwhelming majorities of the shares voted.

Because the management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. The financial data available to the Committee reflected actual operations under the prior contracts; information was also available on a pro forma basis, adjusted to reflect the fees payable under the new management contracts. In light of the limited information available regarding operations under the new management contracts, in recommending the continuation of the new management contracts in June 2010, the Contract Committee relied to a considerable extent on its review of the financial information and analysis that formed the basis of the Board’s approval of the new management contracts on July 10, 2009.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

As in the past, the Trustees continued to focus on the competitiveness of the total expense ratio of each fund. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, taxes, brokerage commissions and extraordinary expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets.

The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 71st percentile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 71st percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2009 (the first percentile representing the least expensive funds and the 100th percentile the most expensive funds). The Trustees also considered that your fund ranked in the 63rd percentile in effective management fees, on a pro forma basis adjusted to reflect the impact of the strategic pricing initiative discussed above, as of December 31, 2009.

Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds have only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of actual experience.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules currently in place represented an appropriate sharing of economies of scale at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, and did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during 2009. The Committee also noted the disappointing investment performance of a number of the funds for periods ended December 31, 2009 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers, increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper International Large-Cap Growth Funds) for the one-year, three-year and five-year periods ended December 31, 2009 (the first percentile representing the best-performing funds and the 100th percentile the worst-performing funds):

One-year period	18th

Three-year period	20th

Five-year period	17th

Over the one-year, three-year and five-year periods ended December 31, 2009, there were 166, 131 and 91 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing; distribution

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policies commencing in 2010, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2010, Putnam employees had approximately $319,000,000 and the Trustees had approximately $60,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Investment Funds and Shareholders of
Putnam International Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam International Growth Fund formerly the Putnam International New Opportunities Fund (the “fund”) at September 30, 2010, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 9, 2010

The fund’s portfolio 9/30/10

COMMON STOCKS (96.0%)*	Shares	Value

Aerospace and defense (0.8%)
European Aeronautic Defense and Space Co. (France) †	84,201	$2,101,261

MTU Aero Engines Holding AG (Germany)	22,264	1,273,229

		3,374,490
Agriculture (0.5%)
China Green Holdings, Ltd. (China)	1,998,000	1,931,343

		1,931,343
Airlines (0.7%)
Deutsche Lufthansa AG (Germany) †	96,688	1,778,500

Qantas Airways, Ltd. (Australia) †	495,245	1,336,136

		3,114,636
Automotive (5.1%)
Bayerische Motoren Werke (BMW) AG (Germany)	46,000	3,227,670

Dongfeng Motor Group Co., Ltd. (China)	2,236,000	4,576,410

Fiat SpA (Italy)	355,493	5,489,184

Ghabbour Auto (Egypt)	222,207	1,709,585

Kia Motors Corp. (South Korea)	66,160	2,135,223

Nissan Motor Co., Ltd. (Japan) †	413,500	3,614,840

Porsche Automobil Holding SE (Preference) (Germany)	14,596	723,219

		21,476,131
Banking (11.1%)
Banco Bradesco SA ADR (Brazil) S	223,949	4,564,081

Bank of Baroda (India)	109,807	2,132,115

Barclays PLC (United Kingdom)	1,160,185	5,462,573

BNP Paribas SA (France)	94,517	6,726,065

China Construction Bank Corp. (China)	6,593,000	5,778,227

Danske Bank A/S (Denmark) †	159,417	3,848,615

Governor & Co. of The Bank of Ireland (The) (Ireland) †	1,207,690	1,021,357

HSBC Holdings PLC (London Exchange) (United Kingdom)	364,751	3,697,298

Mizuho Financial Group, Inc. (Japan)	2,202,800	3,222,708

Sberbank OJSC (Russia) †	1,102,578	3,092,731

Societe Generale (France)	62,697	3,613,298

Sumitomo Mitsui Financial Group, Inc. (Japan)	45,100	1,315,304

UniCredito Italiano SpA (Italy)	997,168	2,547,630

		47,022,002
Beverage (2.6%)
Anheuser-Busch InBev NV (Belgium)	113,609	6,686,885

Britvic PLC (United Kingdom)	185,551	1,414,856

Carlsberg A/S Class B (Denmark)	30,268	3,157,793

		11,259,534
Biotechnology (0.7%)
Biotest AG (Preference) (Germany)	54,338	2,512,659

Sinovac Biotech, Ltd. (China) † S	69,267	268,756

		2,781,415
Broadcasting (0.5%)
Mediaset SpA (Italy)	292,598	2,075,415

		2,075,415

COMMON STOCKS (96.0%)* cont.	Shares	Value

Cable television (2.2%)
DIRECTV Class A †	84,558	$3,520,150

Kabel Deutschland Holding AG (Germany) †	89,001	3,532,793

Telenet Group Holding NV (Belgium) †	72,451	2,432,127

		9,485,070
Chemicals (3.4%)
Agrium, Inc. (Canada)	38,480	2,890,587

Akzo Nobel NV (Netherlands)	25,106	1,549,795

Fufeng Group, Ltd. (Hong Kong)	1,112,000	789,694

Lanxess AG (Germany)	47,689	2,614,367

Syngenta AG (Switzerland)	21,494	5,347,496

TSRC Corp. (Taiwan)	705,000	1,087,688

		14,279,627
Coal (0.5%)
China Coal Energy Co. (China)	1,181,000	1,954,419

		1,954,419
Commercial and consumer services (1.9%)
Compass Group PLC (United Kingdom)	422,302	3,520,763

SECOM Co., Ltd. (Japan)	33,000	1,491,906

Wirecard AG (Germany) S	226,207	3,082,491

		8,095,160
Computers (1.3%)
Fujitsu, Ltd. (Japan)	356,000	2,501,691

Hewlett-Packard Co.	69,300	2,915,451

		5,417,142
Conglomerates (1.8%)
Mitsui & Co., Ltd. (Japan)	323,700	4,821,146

Siemens AG (Germany)	27,998	2,957,104

		7,778,250
Construction (2.3%)
BBMG Corp. (China)	763,000	1,071,899

Carillion PLC (United Kingdom)	353,501	1,741,632

China National Materials Co., Ltd. (China)	2,105,000	1,752,618

Compagnie de Saint-Gobain (France)	46,445	2,067,218

Hochtief AG (Germany) S	38,212	3,310,858

		9,944,225
Consumer (1.6%)
Christian Dior SA (France)	43,621	5,704,977

Sony Corp. (Japan)	33,400	1,033,762

		6,738,739
Consumer goods (1.5%)
Henkel AG & Co. KGaA (Germany)	52,857	2,840,724

Reckitt Benckiser Group PLC (United Kingdom)	63,126	3,473,190

		6,313,914
Consumer services (0.4%)
Rakuten, Inc. (Japan)	2,090	1,531,347

		1,531,347
Electric utilities (0.6%)
Fortum OYJ (Finland)	67,617	1,769,951

Tokyo Electric Power Co. (Japan)	29,200	712,930

		2,482,881

COMMON STOCKS (96.0%)* cont.	Shares	Value

Electrical equipment (1.3%)
China Ming Yang Wind Power Group, Ltd. ADS (China) †	48,558	$679,812

Mitsubishi Electric Corp. (Japan)	578,000	4,976,664

		5,656,476
Electronics (0.4%)
Woongjin Energy Co., Ltd. (South Korea) †	95,060	1,525,629

		1,525,629
Energy (other) (1.3%)
China WindPower Group, Ltd. (China) †	14,940,000	1,694,478

First Solar, Inc. † S	25,702	3,787,190

		5,481,668
Engineering and construction (0.8%)
Orascom Construction Industries (Egypt)	77,342	3,401,119

		3,401,119
Financial (0.8%)
Irish Life & Permanent PLC (Ireland) †	451,613	856,272

ORIX Corp. (Japan)	30,620	2,342,674

		3,198,946
Food (4.8%)
BRF — Brasil Foods SA (Brazil)	189,600	2,886,570

Kerry Group PLC Class A (Ireland)	120,169	4,218,392

Loblaw Companies, Ltd. (Canada)	27,800	1,102,857

Nestle SA (Switzerland)	225,199	12,010,766

		20,218,585
Health-care services (1.6%)
Alapis Hldg. Industrial and Commercial SA of Pharmaceutical
Chemical Products (Greece)	1,235,668	2,663,110

Mediceo Paltac Holdings Co., Ltd. (Japan)	274,000	3,486,197

Suzuken Co., Ltd. (Japan)	25,000	828,337

		6,977,644
Homebuilding (0.8%)
Persimmon PLC (United Kingdom) †	515,133	3,233,372

		3,233,372
Insurance (4.1%)
AXA SA (France)	258,497	4,522,131

ING Groep NV (Netherlands) †	338,368	3,512,402

Ping An Insurance (Group) Co., of China, Ltd. (China)	541,500	5,527,469

Prudential PLC (United Kingdom)	210,480	2,105,414

Zurich Financial Services AG (Switzerland)	8,029	1,883,835

		17,551,251
Lodging/Tourism (0.3%)
TUI Travel PLC (United Kingdom)	436,555	1,470,930

		1,470,930
Machinery (2.4%)
Alstom SA (France)	46,535	2,375,274

Amada Co., Ltd. (Japan)	231,000	1,584,507

Lonking Holdings, Ltd. (China)	3,813,000	3,852,880

MAN AG (Germany)	23,650	2,579,492

		10,392,153
Media (0.9%)
WPP PLC (Ireland)	353,456	3,913,313

		3,913,313
Medical technology (1.0%)
Covidien PLC (Ireland)	105,935	4,257,528

		4,257,528

COMMON STOCKS (96.0%)* cont.	Shares	Value

Metals (9.9%)
Rio Tinto, Ltd. (Australia)	230,987	$17,147,687

Teck Resources, Ltd. Class B (Canada)	137,100	5,645,686

Vale SA ADR (Preference) (Brazil)	159,600	4,428,900

Vallourec SA (France)	57,375	5,702,979

Vedanta Resources PLC (United Kingdom)	111,142	3,781,502

Xstrata PLC (United Kingdom)	288,984	5,531,581

		42,238,335
Natural gas utilities (1.4%)
Centrica PLC (United Kingdom)	762,135	3,874,667

Tokyo Gas Co., Ltd. (Japan)	473,000	2,149,742

		6,024,409
Office equipment and supplies (0.7%)
Canon, Inc. (Japan)	67,700	3,162,148

		3,162,148
Oil and gas (5.1%)
BG Group PLC (United Kingdom)	329,424	5,790,545

Cairn Energy PLC (United Kingdom) †	322,354	2,297,917

Nexen, Inc. (Canada)	111,232	2,240,442

Petroleo Brasileiro SA ADR (Preference) (Brazil)	127,900	4,197,678

Technip SA (France)	50,743	4,083,051

Tullow Oil PLC (United Kingdom)	146,752	2,938,202

		21,547,835
Pharmaceuticals (6.0%)
Astellas Pharma, Inc. (Japan)	134,000	4,844,826

Mitsubishi Tanabe Pharma (Japan)	387,000	6,311,548

Nippon Shinyaku Co., Ltd. (Japan)	275,000	3,825,399

Sanofi-Aventis (France)	62,821	4,188,147

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	74,700	3,940,425

UCB SA (Belgium)	72,914	2,527,734

		25,638,079
Publishing (0.7%)
Reed Elsevier PLC (United Kingdom)	364,934	3,085,495

		3,085,495
Real estate (0.2%)
Renhe Commercial Holdings Co., Ltd. (China)	5,432,000	1,015,150

		1,015,150
Retail (2.7%)
GOME Electrical Appliances Holdings, Ltd. (China) †	3,215,000	969,615

JB Hi-Fi, Ltd. (Australia) S	50,388	1,006,663

Magnit OJSC GDR (Russia)	36,650	923,580

Metro AG (Germany)	58,549	3,813,495

PPR SA (France)	28,868	4,676,066

		11,389,419
Semiconductor (0.3%)
Jusung Engineering Co., Ltd. (South Korea) †	60,429	1,139,420

		1,139,420
Software (3.4%)
Autonomy Corp. PLC (United Kingdom) †	207,604	5,915,095

Longtop Financial Technologies Ltd. ADR (Hong Kong) † S	93,661	3,685,560

SAP AG (Germany)	66,500	3,291,388

Shanda Games, Ltd. ADR (China) †	288,500	1,546,360

		14,438,403

COMMON STOCKS (96.0%)* cont.	Shares	Value

Telecommunications (0.4%)
Koninklijke (Royal) KPN NV (Netherlands)	113,171	$1,751,338

		1,751,338
Telephone (1.5%)
Nippon Telegraph & Telephone (NTT) Corp. (Japan)	143,700	6,281,167

		6,281,167
Tobacco (3.1%)
Imperial Tobacco Group PLC (United Kingdom)	216,472	6,453,529

Japan Tobacco, Inc. (Japan)	1,961	6,535,099

		12,988,628
Trucks and parts (0.6%)
Koito Manufacturing Co., Ltd. (Japan)	98,000	1,504,257

Weichai Power Co., Ltd. (China)	119,000	1,257,658

		2,761,915

Total common stocks (cost $386,857,612)		$407,796,095

SENIOR LOANS (0.7%)* [c]	Principal amount	Value

Visteon Corp. bank term loan FRN Ser. B, 5 1/4s, 2013	$2,720,000	$2,955,734

Total senior loans (cost $2,911,996)		$2,955,734

MORTGAGE-BACKED SECURITIES (0.2%) * [i]	Principal amount	Value

Federal National Mortgage Association 3.00s, 2040	$731,990	$757,501

Total mortgage-backed securities (cost $757,501)		$757,501

SHORT-TERM INVESTMENTS (5.5%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.22% [d]	12,776,035	$12,776,035

Putnam Money Market Liquidity Fund 0.15% [e]	4,151,044	4,151,044

SSgA Prime Money Market Fund 0.18% [i,p]	640,000	640,000

SSgA Prime Money Market Fund 0.18% [i,p]	405,000	405,000

U.S. Treasury Bills with an effective yield of zero %,
October 14, 2010 [i]	$565,000	565,000

U.S. Treasury Bills with effective yields ranging from 0.28%
to 0.32%, March 10, 2011 ##	2,673,000	2,670,835

U.S. Treasury Bills with effective yields ranging from 0.22%
to 0.27%, December 16, 2010	1,612,000	1,611,565

U.S. Treasury Bills with effective yields ranging from
0.24% to 0.25%, November 18, 2010 ##	613,000	612,799

Total short-term investments (cost $23,430,589)		$23,432,278

TOTAL INVESTMENTS

Total investments (cost $413,957,698)		$434,941,608

Key to holding’s abbreviations

ADR	American Depository Receipts
ADS	American Depository Shares
FRN	Floating Rate Notes
GDR	Global Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2009 through September 30, 2010 (the reporting period).

* Percentages indicated are based on net assets of $424,914,010.

† Non-income-producing security.

## These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivatives contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

i Securities purchased with cash or securities received, that were pledged to the fund for collateral on certain derivatives contracts (Note 1).

p The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Securities on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $2,424,384 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

ADR, ADS or GDR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

The rates shown on FRN are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period (as a percentage of Portfolio Value):

Japan	16.2%	Italy	2.4%

United Kingdom	15.7	Denmark	1.7

France	10.9	Netherlands	1.6

Germany	8.9	Egypt	1.2

China	8.1	South Korea	1.1

United States	5.5	Hong Kong	1.1

Australia	4.6	Russia	1.0

Switzerland	4.6	Israel	0.9

Brazil	3.8	Greece	0.6

Ireland	3.4	India	0.5

Canada	2.8	Other	0.6

Belgium	2.8	Total	100.0%

FORWARD CURRENCY CONTRACTS at 9/30/10 (aggregate face value $306,427,985)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty Currency		type	date	Value	face value	(depreciation)

Bank of America N.A.

	Australian Dollar	Buy	10/20/10	$7,429,836	$6,963,947	$465,889

	British Pound	Buy	10/20/10	5,216,123	5,127,300	88,823

	Canadian Dollar	Sell	10/20/10	7,488,610	7,299,101	(189,509)

	Euro	Buy	10/20/10	11,687,079	10,967,892	719,187

	Norwegian Krone	Sell	10/20/10	799,962	762,009	(37,953)

	Swedish Krona	Buy	10/20/10	2,971,303	2,755,743	215,560

	Swiss Franc	Buy	10/20/10	980,446	951,044	29,402

Barclays Bank PLC

	Australian Dollar	Sell	10/20/10	1,288,843	1,208,093	(80,750)

	British Pound	Buy	10/20/10	7,585,102	7,456,421	128,681

	Euro	Sell	10/20/10	4,469,022	4,192,407	(276,615)

	Hong Kong Dollar	Buy	10/20/10	729,864	729,986	(122)

	Japanese Yen	Buy	10/20/10	7,877,407	7,798,435	78,972

	Norwegian Krone	Buy	10/20/10	33,216	31,643	1,573

	Swedish Krona	Buy	10/20/10	179,326	166,229	13,097

	Swiss Franc	Buy	10/20/10	6,149,849	5,966,192	183,657

Citibank, N.A.

	Australian Dollar	Buy	10/20/10	756,514	708,955	47,559

	British Pound	Buy	10/20/10	2,315,396	2,276,381	39,015

	Canadian Dollar	Sell	10/20/10	1,584,720	1,545,599	(39,121)

	Danish Krone	Buy	10/20/10	331,868	312,000	19,868

	Euro	Sell	10/20/10	9,549,335	8,960,368	(588,967)

	Hong Kong Dollar	Sell	10/20/10	7,169,466	7,159,491	(9,975)

	Norwegian Krone	Buy	10/20/10	311,549	297,018	14,531

	Singapore Dollar	Buy	10/20/10	3,384,024	3,314,052	69,972

	Swedish Krona	Buy	10/20/10	519,524	490,147	29,377

	Swiss Franc	Buy	10/20/10	2,044,549	1,983,707	60,842

Credit Suisse AG

	Australian Dollar	Sell	10/20/10	221,579	207,627	(13,952)

	British Pound	Buy	10/20/10	12,434,156	12,223,211	210,945

	Canadian Dollar	Buy	10/20/10	5,066,105	4,942,540	123,565

	Euro	Sell	10/20/10	11,709,856	10,988,752	(721,104)

	Japanese Yen	Sell	10/20/10	787,639	780,030	(7,609)

	Norwegian Krone	Buy	10/20/10	2,163,800	2,063,265	100,535

	Swedish Krona	Buy	10/20/10	57,196	53,049	4,147

	Swiss Franc	Buy	10/20/10	1,285,625	1,247,109	38,516

Deutsche Bank AG

	Australian Dollar	Buy	10/20/10	829,183	776,975	52,208

	Canadian Dollar	Buy	10/20/10	902,859	881,063	21,796

	Euro	Buy	10/20/10	3,857,595	3,620,522	237,073

	Swedish Krona	Buy	10/20/10	1,404,800	1,303,602	101,198

	Swiss Franc	Buy	10/20/10	1,878,356	1,821,902	56,454

FORWARD CURRENCY CONTRACTS at 9/30/10 (aggregate face value $306,427,985) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty Currency		type	date	Value	face value	(depreciation)

Goldman Sachs International

	Australian Dollar	Buy	10/20/10	$1,209,515	$1,133,322	$76,193

	British Pound	Buy	10/20/10	648,657	637,759	10,898

	Euro	Sell	10/20/10	14,772,992	13,865,639	(907,353)

	Japanese Yen	Sell	10/20/10	266,335	264,949	(1,386)

	Norwegian Krone	Buy	10/20/10	2,157,660	2,055,660	102,000

	Swedish Krona	Buy	10/20/10	352,753	327,634	25,119

HSBC Bank USA, National Association

	Australian Dollar	Buy	10/20/10	3,265,584	3,061,628	203,956

	British Pound	Sell	10/20/10	2,687,494	2,701,301	13,807

	Euro	Sell	10/20/10	128,068	120,187	(7,881)

	Hong Kong Dollar	Sell	10/20/10	974,377	973,203	(1,174)

	Norwegian Krone	Buy	10/20/10	1,743,384	1,662,315	81,069

	Swiss Franc	Buy	10/20/10	2,313,046	2,246,987	66,059

JPMorgan Chase Bank, N.A.

	Australian Dollar	Buy	10/20/10	470,662	441,095	29,567

	British Pound	Buy	10/20/10	9,438,833	9,280,596	158,237

	Canadian Dollar	Sell	10/20/10	9,652,961	9,414,125	(238,836)

	Euro	Buy	10/20/10	9,188,862	8,622,902	565,960

	Hong Kong Dollar	Sell	10/20/10	11,823,275	11,807,584	(15,691)

	Japanese Yen	Sell	10/20/10	1,236,114	1,222,539	(13,575)

	Norwegian Krone	Sell	10/20/10	1,639,280	1,562,545	(76,735)

	Singapore Dollar	Buy	10/20/10	3,894,103	3,814,671	79,432

	Swedish Krona	Buy	10/20/10	3,320,187	3,080,269	239,918

	Swiss Franc	Buy	10/20/10	2,797,155	2,713,354	83,801

Royal Bank of Scotland PLC (The)

	Australian Dollar	Sell	10/20/10	1,748,985	1,637,576	(111,409)

	British Pound	Sell	10/20/10	286,930	282,150	(4,780)

	Canadian Dollar	Buy	10/20/10	685,169	668,946	16,223

	Euro	Sell	10/20/10	18,888,906	17,718,576	(1,170,330)

	Japanese Yen	Buy	10/20/10	8,800,304	8,706,601	93,703

	Swedish Krona	Buy	10/20/10	806,721	748,183	58,538

	Swiss Franc	Buy	10/20/10	10,641,641	10,322,313	319,328

State Street Bank and Trust Co.

	Australian Dollar	Buy	10/20/10	2,388,147	2,237,781	150,366

	Canadian Dollar	Buy	10/20/10	6,716,676	6,550,118	166,558

	Euro	Sell	10/20/10	756,271	709,716	(46,555)

	Norwegian Krone	Sell	10/20/10	1,393,381	1,328,822	(64,559)

	Swedish Krona	Buy	10/20/10	1,821,818	1,689,971	131,847

UBS AG

	Australian Dollar	Buy	10/20/10	2,064,368	1,934,645	129,723

	British Pound	Buy	10/20/10	3,976,950	3,913,234	63,716

	Canadian Dollar	Sell	10/20/10	7,501,936	7,318,057	(183,879)

	Euro	Buy	10/20/10	6,329,762	5,939,877	389,885

	Israeli Shekel	Sell	10/20/10	398,376	383,579	(14,797)

FORWARD CURRENCY CONTRACTS at 9/30/10 (aggregate face value $306,427,985) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty Currency		type	date	Value	face value	(depreciation)

UBS AG cont.

	Norwegian Krone	Sell	10/20/10	$138,443	$131,962	$(6,481)

	Swedish Krona	Buy	10/20/10	1,254,006	1,164,007	89,999

	Swiss Franc	Buy	10/20/10	7,403,275	7,180,767	222,508

Westpac Banking Corp.

	Australian Dollar	Sell	10/20/10	495,271	464,133	(31,138)

	British Pound	Sell	10/20/10	3,561,169	3,501,003	(60,166)

	Canadian Dollar	Buy	10/20/10	626,904	611,977	14,927

	Euro	Sell	10/20/10	6,450,329	6,054,814	(395,515)

	Japanese Yen	Buy	10/20/10	3,927,524	3,885,106	42,418

Total						$1,460,280

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/10
		Fixed payments	Total return
Swap counterparty/	Termination	received (paid) by	received by	Unrealized
Notional amount	date	fund per annum	or paid by fund	appreciation

Goldman Sachs International
5,865 baskets	9/26/11	(1 month USD-	A basket	$19,773
		LIBOR-BBA)	(GSGLPMIN)
			of common stocks

Total				$19,773

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$68,393,530	$—	$—

Capital goods	28,748,301	—	—

Communication services	17,517,575	—	—

Conglomerates	7,778,250	—	—

Consumer cyclicals	57,664,479	—	—

Consumer staples	56,125,503	—	—

Energy	28,983,922	—	—

Financials	68,787,349	—	—

Health care	39,654,666	—	—

Technology	22,520,594	—	—

Transportation	3,114,636	—	—

Utilities and power	8,507,290	—	—

Total common stocks	407,796,095	—	—
Senior loans	—	2,955,734	—

Mortgage-backed securities	—	757,501	—

Short-term investments	5,196,044	18,236,234	—

Totals by level	$412,992,139	$21,949,469	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$1,460,280	$—

Total return swap contracts	—	19,773	—

Totals by level	$—	$1,480,053	$—

At the start and/or close of the reporting period, Level 3 investments in other financial instruments were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 9/30/10

ASSETS

Investment in securities, at value, including $12,436,018 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $397,030,619)	$418,014,529
Affiliated issuers (identified cost $16,927,079) (Notes 1 and 6)	16,927,079

Cash	1,343,918

Foreign currency (cost $1,032,160) (Note 1)	1,053,082

Dividends, interest and other receivables	875,231

Foreign tax reclaim	623,851

Receivable for shares of the fund sold	59,303

Receivable for investments sold	5,431,373

Unrealized appreciation on swap contracts (Note 1)	19,773

Unrealized appreciation on forward currency contracts (Note 1)	6,778,197

Total assets	451,126,336

LIABILITIES

Payable for investments purchased	4,340,620

Payable for shares of the fund repurchased	429,077

Payable for compensation of Manager (Note 2)	316,857

Payable for investor servicing fees (Note 2)	80,222

Payable for custodian fees (Note 2)	49,353

Payable for Trustee compensation and expenses (Note 2)	195,615

Payable for administrative services (Note 2)	775

Payable for distribution fees (Note 2)	242,405

Unrealized depreciation on forward currency contracts (Note 1)	5,317,917

Collateral on securities loaned, at value (Note 1)	12,776,035

Collateral on certain derivative contracts, at value (Note 1)	2,367,501

Other accrued expenses	95,949

Total liabilities	26,212,326

Net assets	$424,914,010

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$697,029,447

Undistributed net investment income (Note 1)	3,499,522

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(298,161,209)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	22,546,250

Total — Representing net assets applicable to capital shares outstanding	$424,914,010

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($359,067,117 divided by 23,216,489 shares)	$15.47

Offering price per class A share (100/94.25 of $15.47)*	$16.41

Net asset value and offering price per class B share ($17,776,584 divided by 1,249,930 shares)**	$14.22

Net asset value and offering price per class C share ($9,093,471 divided by 622,806 shares)**	$14.60

Net asset value and redemption price per class M share ($8,700,566 divided by 593,699 shares)	$14.65

Offering price per class M share (100/96.50 of $14.65)*	$15.18

Net asset value, offering price and redemption price per class R share
($1,871,273 divided by 122,735 shares)	$15.25

Net asset value, offering price and redemption price per class Y share
($28,404,999 divided by 1,827,098 shares)	$15.55

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 9/30/10

INVESTMENT INCOME

Dividends (net of foreign tax of $722,239)	$8,469,295

Interest (including interest income of $8,326 from investments in affiliated issuers) (Note 6)	27,665

Securities lending (including interest income of $3,631 from investments
in affiliated issuers) (Note 1)	250,404

Total investment income	8,747,364

EXPENSES

Compensation of Manager (Note 2)	4,058,572

Investor servicing fees (Note 2)	1,574,076

Custodian fees (Note 2)	123,655

Trustee compensation and expenses (Note 2)	31,250

Administrative services (Note 2)	19,933

Distribution fees — Class A (Note 2)	895,551

Distribution fees — Class B (Note 2)	206,890

Distribution fees — Class C (Note 2)	91,975

Distribution fees — Class M (Note 2)	66,813

Distribution fees — Class R (Note 2)	8,472

Interest expense (Note 2)	4,203

Other	326,752

Fees waived and reimbursed by Manager (Note 2)	(66,267)

Total expenses	7,341,875

Expense reduction (Note 2)	(155,303)

Net expenses	7,186,572

Net investment income	1,560,792

Net realized gain on investments (net of foreign tax of $40,957) (Notes 1 and 3)	55,362,549

Net realized gain on foreign currency transactions (Note 1)	4,152,336

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(1,979,912)

Net unrealized depreciation of investments, swap contracts and receivable purchase
agreement during the year	(23,939,961)

Net gain on investments	33,595,012

Net increase in net assets resulting from operations	$35,155,804

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 9/30/10	Year ended 9/30/09

Operations:
Net investment income	$1,560,792	$6,856,361

Net realized gain (loss) on investments and
foreign currency transactions	59,514,885	(132,052,882)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(25,919,873)	135,294,289

Net increase in net assets resulting from operations	35,155,804	10,097,768

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(9,303,046)	—

Class B	(454,449)	—

Class C	(188,606)	—

Class M	(207,855)	—

Class R	(39,811)	—

Class Y	(787,083)	—

Increase in capital from settlement payments	1,071,573	2,931,521

Redemption fees (Note 1)	7,898	10,316

Decrease from capital share transactions (Note 4)	(46,178,547)	(101,231,564)

Total decrease in net assets	(20,924,122)	(88,191,959)

NET ASSETS

Beginning of year	445,838,132	534,030,091

End of year (including undistributed net investment income
of $3,499,522 and $7,528,545, respectively)	$424,914,010	$445,838,132

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees [b]	reimbursements	end of period	value (%) [c]	(in thousands)	(%) [d,e]	net assets (%) [d]	(%)

Class A
September 30, 2010	$14.53	.06	1.21	1.27	(.37)	(.37)	—	.04 [f]	$15.47	9.17	$359,067	1.67 [g]	.42	161.77
September 30, 2009	13.30	.21	.93	1.14	—	—	—	.09 [h,i]	14.53	9.25	371,482	1.56	1.86	193.19
September 30, 2008	19.90	.23	(6.58)	(6.35)	(.25)	(.25)	—	—	13.30	(32.26)	420,839	1.51	1.33	121.56
September 30, 2007	15.50	.09	4.39	4.48	(.08)	(.08)	—	—	19.90	28.96	697,001	1.55	.49	120.15
September 30, 2006	13.51	.07 [j]	2.14	2.21	(.22)	(.22)	—	—	15.50	16.63	586,766	1.60 [j]	.48 [j]	78.99

Class B
September 30, 2010	$13.39	(.05)	1.11	1.06	(.27)	(.27)	—	.04 [f]	$14.22	8.29	$17,777	2.42 [g]	(.38)	161.77
September 30, 2009	12.34	.12	.84	.96	—	—	—	.09 [h,i]	13.39	8.51	24,861	2.31	1.12	193.19
September 30, 2008	18.47	.06	(6.10)	(6.04)	(.09)	(.09)	—	—	12.34	(32.83)	39,186	2.26	.38	121.56
September 30, 2007	14.43	(.05)	4.09	4.04	—	—	—	—	18.47	28.00	115,758	2.30	(.28)	120.15
September 30, 2006	12.57	(.04) [j]	2.00	1.96	(.10)	(.10)	—	—	14.43	15.74	122,375	2.35 [j]	(.31) [j]	78.99

Class C
September 30, 2010	$13.75	(.05)	1.14	1.09	(.28)	(.28)	—	.04 [f]	$14.60	8.31	$9,093	2.42 [g]	(.33)	161.77
September 30, 2009	12.68	.12	.86	.98	—	—	—	.09 [h,i]	13.75	8.44	9,549	2.31	1.11	193.19
September 30, 2008	19.00	.09	(6.28)	(6.19)	(.13)	(.13)	—	—	12.68	(32.77)	11,973	2.26	.54	121.56
September 30, 2007	14.85	(.05)	4.20	4.15	—	—	—	—	19.00	27.95	21,466	2.30	(.26)	120.15
September 30, 2006	12.96	(.04) [j]	2.06	2.02	(.13)	(.13)	—	—	14.85	15.74	16,183	2.35 [j]	(.27) [j]	78.99

Class M
September 30, 2010	$13.80	(.01)	1.13	1.12	(.31)	(.31)	—	.04 [f]	$14.65	8.53	$8,701	2.17 [g]	(.09)	161.77
September 30, 2009	12.69	.15	.87	1.02	—	—	—	.09 [h,i]	13.80	8.75	9,394	2.06	1.36	193.19
September 30, 2008	19.00	.13	(6.28)	(6.15)	(.16)	(.16)	—	—	12.69	(32.62)	10,800	2.01	.79	121.56
September 30, 2007	14.81	— [b]	4.19	4.19	—	—	—	—	19.00	28.29	20,759	2.05	(.02)	120.15
September 30, 2006	12.92	(.01) [j]	2.06	2.05	(.16)	(.16)	—	—	14.81	16.02	18,470	2.10 [j]	(.04) [j]	78.99

Class R
September 30, 2010	$14.34	.02	1.19	1.21	(.34)	(.34)	—	.04 [f]	$15.25	8.86	$1,871	1.92 [g]	.15	161.77
September 30, 2009	13.15	.18	.92	1.10	—	—	—	.09 [h,i]	14.34	9.05	1,661	1.81	1.61	193.19
September 30, 2008	19.76	.22	(6.56)	(6.34)	(.27)	(.27)	—	—	13.15	(32.47)	1,718	1.76	1.28	121.56
September 30, 2007	15.42	.05	4.36	4.41	(.07)	(.07)	—	—	19.76	28.70	986	1.80	.26	120.15
September 30, 2006	13.47	.03 [j]	2.13	2.16	(.21)	(.21)	—	—	15.42	16.28	307	1.85 [j]	.23 [j]	78.99

Class Y
September 30, 2010	$14.60	.09	1.22	1.31	(.40)	(.40)	—	.04 [f]	$15.55	9.43	$28,405	1.42 [g]	.65	161.77
September 30, 2009	13.33	.22	.96	1.18	—	—	—	.09 [h,i]	14.60	9.53	28,891	1.31	1.99	193.19
September 30, 2008	19.95	.29	(6.61)	(6.32)	(.30)	(.30)	—	—	13.33	(32.10)	49,515	1.26	1.70	121.56
September 30, 2007	15.53	.14	4.39	4.53	(.11)	(.11)	—	—	19.95	29.33	21,767	1.30	.76	120.15
September 30, 2006†	13.49	.11 [j]	2.16	2.27	(.23)	(.23)	—	—	15.53	17.09*	16,331	1.34* [j]	.75* [j]	78.99

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

36	37

Financial highlights (Continued)

* Not annualized.

† For the period October 4, 2005 (commencement of operations) to September 30, 2006.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to September 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

September 30, 2010	0.02%

September 30, 2009	0.24

September 30, 2008	0.14

September 30, 2007	0.11

September 30, 2006	0.09

e Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

f Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission ( the SEC) and Prudential Securities, Inc., which amounted to $0.04 per share outstanding as of March 30, 2010.

g Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to less than 0.01% of average net assets as of September 30, 2010.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear, Stearns & Co., Inc. and Bear, Stearns Securities Corp., which amounted to $0.07 per share outstanding as of May 21, 2009.

i Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to $0.02 per share outstanding as of June 23, 2009.

j Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.03% of average net assets for the period ended September 30, 2006.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 9/30/10

Note 1: Significant accounting policies

Putnam International Growth Fund (the Fund), formerly known as Putnam International New Opportunities Fund, is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The objective of the fund is to seek long-term capital appreciation by investing primarily in common stocks of companies outside the United States.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from October 1, 2009 through September 30, 2010.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

E) Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own. The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the reporting period, the transaction volume of purchased options contracts was minimal. The fund did not have any activity on written options contracts during the reporting period.

F) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $276,600,000 on forward currency contracts for the reporting period.

G) Total return swap contracts The fund enters into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to gain exposure to specific sectors/industries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $200,000 on total return swap contracts for the reporting period.

H) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $659,896 at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $2,524,813 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $860,660.

I) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Effective August 2010, cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management and is valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $12,436,018 and the fund received cash collateral of $12,776,035.

J) Interfund lending Effective July 2010, the fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

K) Line of credit Effective July 2010, the fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

L) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At September 30, 2010, the fund had a capital loss carryover of $297,529,269 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$173,303,189	September 30, 2011

68,610,961	September 30, 2017

55,615,119	September 30, 2018

M) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, foreign currency gains and losses, the expiration of a capital loss carryover, foreign tax credits, restitution payments and receivable purchase agreement gain. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $5,391,035 to increase undistributed net investment income and $257,619,163 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $252,228,128.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$40,402,401
Unrealized depreciation	(20,050,431)

Net unrealized appreciation	20,351,970
Undistributed ordinary income	4,838,902
Capital loss carryforward	(297,529,269)
Cost for federal income tax purposes	$414,589,638

N) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

Effective January 1, 2010, the fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 1.080% of the first $5 billion, 1.030% of the next $5 billion, 0.980% of the next $10 billion, 0.930% of the next $10 billion, 0.880% of the next $50 billion, 0.860% of the next $50 billion, 0.850% of the next $100 billion and 0.845% of any excess thereafter.

In addition, beginning with the fund’s thirteenth complete calendar month of operation under the new management contract, the monthly management fee will consist of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment will be determined based on performance over the thirty-six month period then ended or, if the new management contract has not yet been effective for thirty-six complete calendar months, the period from the date the new management contract became effective to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment will be calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result will be divided by twelve. The resulting dollar amount will be added to, or subtracted from, the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI EAFE Growth Index (Net Dividends), each measured over the performance period. The maximum annualized performance adjustment rates are +/– 0.21%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment will be determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Prior to January 1, 2010, the fund paid Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of average net assets, 0.900% of the next $500 million, 0.850% of the next $500 million, 0.800% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.740% of the next $5 billion and 0.730% of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has also contractually agreed, through July 31, 2010, to limit the management fee for the fund to an annual rate of 0.942% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $66,267 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (LBSF) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into a receivable purchase agreement (Agreement) with another registered investment company (the Seller) managed by Putnam Management. Under the Agreement, the Seller sold to the fund the right to receive, in the aggregate, $669,427 in net payments from LBSF in connection with certain terminated derivatives transactions (the Receivable), in exchange for an initial payment plus (or minus) additional amounts based on the fund’s ultimate realized gain (or loss) with respect to the Receivable. The Receivable offset against the fund’s net payable to LBSF. The fund paid $208,078 (exclusive of the initial payment) to the Seller in accordance with the terms of the Agreement and the fund paid $155,391, including interest, to LBSF in complete satisfaction of the fund’s obligations under the terminated contracts.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $2,019 under the expense offset arrangements and by $153,284 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $276, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004.

Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $29,381 and $468 from the sale of class A and class M shares, respectively, and received $16,332 and $256 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $663,729,906 and $705,899,972, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 9/30/10		Year ended 9/30/09

Class A	Shares	Amount	Shares	Amount

Shares sold	1,552,924	$22,792,700	1,899,274	$20,972,542

Shares issued in connection with
reinvestment of distributions	585,555	8,595,944	—	—

	2,138,479	31,388,644	1,899,274	20,972,542

Shares repurchased	(4,487,085)	(65,033,418)	(7,982,224)	(86,802,481)

Net decrease	(2,348,606)	$(33,644,774)	(6,082,950)	$(65,829,939)

	Year ended 9/30/10		Year ended 9/30/09

Class B	Shares	Amount	Shares	Amount

Shares sold	110,065	$1,489,554	170,283	$1,759,282

Shares issued in connection with
reinvestment of distributions	31,587	428,955	—	—

	141,652	1,918,509	170,283	1,759,282

Shares repurchased	(748,681)	(10,068,722)	(1,487,595)	(14,874,284)

Net decrease	(607,029)	$(8,150,213)	(1,317,312)	$(13,115,002)

	Year ended 9/30/10		Year ended 9/30/09

Class C	Shares	Amount	Shares	Amount

Shares sold	63,611	$883,957	74,500	$787,702

Shares issued in connection with
reinvestment of distributions	11,362	158,393	—	—

	74,973	1,042,350	74,500	787,702

Shares repurchased	(146,715)	(2,017,954)	(324,303)	(3,377,711)

Net decrease	(71,742)	$(975,604)	(249,803)	$(2,590,009)

	Year ended 9/30/10		Year ended 9/30/09

Class M	Shares	Amount	Shares	Amount

Shares sold	32,270	$442,606	30,836	$322,208

Shares issued in connection with
reinvestment of distributions	13,592	189,745	—	—

	45,862	632,351	30,836	322,208

Shares repurchased	(133,010)	(1,816,950)	(201,182)	(2,068,758)

Net decrease	(87,148)	$(1,184,599)	(170,346)	$(1,746,550)

	Year ended 9/30/10		Year ended 9/30/09

Class R	Shares	Amount	Shares	Amount

Shares sold	45,319	$641,747	49,189	$540,283

Shares issued in connection with
reinvestment of distributions	2,645	38,350	—	—

	47,964	680,097	49,189	540,283

Shares repurchased	(41,087)	(601,443)	(63,963)	(674,589)

Net increase (decrease)	6,877	$78,654	(14,774)	$(134,306)

	Year ended 9/30/10		Year ended 9/30/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	322,722	$4,689,171	1,123,330	$12,301,972

Shares issued in connection with
reinvestment of distributions	52,353	770,642	—	—

	375,075	5,459,813	1,123,330	12,301,972

Shares repurchased	(527,131)	(7,761,824)	(2,859,731)	(30,117,730)

Net decrease	(152,056)	$(2,302,011)	(1,736,401)	$(17,815,758)

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$6,778,197	Payables	$5,317,917

Equity contracts	Receivables	19,773		—

Total		$6,797,970		$5,317,917

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as
hedging instruments			Forward currency
under ASC 815	Options	Warrants	contracts	Total

Foreign exchange
contracts	$—	$—	$4,426,586	$4,426,586

Equity contracts	(35,546)	1,422,143	—	1,386,597

Total	$(35,546)	$1,422,143	$4,426,586	$5,813,183

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as
hedging instruments		Forward currency
under ASC 815	Warrants	contracts	Swaps	Total

Foreign exchange
contracts	$—	$(1,922,389)	$—	$(1,922,389)

Equity contracts	(363,338)	—	19,773	(343,565)

Total	$(363,338)	$(1,922,389)	$19,773	$(2,265,954)

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $8,326 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $189,651,339 and $196,111,749, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (Unaudited)

For the period, interest and dividends from foreign countries were $9,016,154 or $0.33 per share (for all classes of shares). Taxes paid to foreign countries were $763,196 or $0.03 per share (for all classes of shares).

The fund designated 3.15% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended September 30, 2010, the fund hereby designates 100.00%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the tax year ended September 30, 2010, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $3,294 of distributions paid as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2011 will show the tax status of all distributions paid to your account in calendar 2010.

Shareholder meeting results (Unaudited)

November 19, 2009 meeting

At the meeting, each of the nominees for Trustee was elected, with all funds of the Trust voting together as single class*, as follows:

	Votes for	Votes withheld

Ravi Akhoury	144,159,880	5,756,274

Jameson A. Baxter	144,089,420	5,826,734

Charles B. Curtis	144,163,005	5,753,149

Robert J. Darretta	144,131,113	5,785,041

Myra R. Drucker	144,185,199	5,730,955

John A. Hill	144,123,942	5,792,212

Paul L. Joskow	144,226,682	5,689,472

Elizabeth T. Kennan†	143,986,867	5,929,287

Kenneth R. Leibler	144,161,109	5,755,045

Robert E. Patterson	144,163,377	5,752,777

George Putnam, III	144,132,419	5,783,735

Robert L. Reynolds	144,288,500	5,627,654

W. Thomas Stephens	144,223,485	5,692,669

Richard B. Worley	144,224,274	5,691,880

* Reflects votes with respect to election of Trustees by funds of the Trust through December 18, 2009.

† Dr. Kennan retired from the Board of Trustees of the Putnam funds effective June 30, 2010.

A proposal to approve a new management contract between the fund and Putnam Management with both Fund Family breakpoints and performance fees was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

13,904,096	640,337	478,406	5,157,307

A proposal to approve a new management contract between the fund and Putnam Management with Fund Family breakpoints only was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

13,850,698	670,698	501,445	5,157,305

A proposal to approve a new management contract between the fund and Putnam Management with performance fees only was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

13,864,598	667,456	490,787	5,157,305

All tabulations are rounded to the nearest whole number.

About the Trustees

Independent Trustees
Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company,
Born 1955	a strategic consultant to domestic energy firms and direct	a publicly held energy
Trustee since 2010	investor in energy assets. Trustee, and Co-Chair of the	company focused on
	Finance Committee, of Mount Holyoke College. Former	natural gas and crude
	Chair and current board member of Girls Incorporated of	oil in the United States;
	Metro Denver. Member of the Finance Committee, The	UniSource Energy
	Children’s Hospital of Denver.	Corporation, a publicly
held provider of natural
gas and electric service
across Arizona; Cody
Resources Management,
LLP, a privately held
energy, ranching, and
commercial real estate
company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	ASHTA Chemicals, Inc.
Born 1943	firm. Chairman of Mutual Fund Directors Forum.
Trustee since 1994 and	Chairman Emeritus of the Board of Trustees of Mount
Vice Chairman since 2005	Holyoke College.

Charles B. Curtis	President Emeritus of the Nuclear Threat Initiative, a	Edison International;
Born 1940	private foundation dealing with national security issues.	Southern California
Trustee since 2001	Senior Advisor to the United Nations Foundation. Senior	Edison
Advisor to the Center for Strategic and International
Studies. Member of the Council on Foreign Relations and
the National Petroleum Council.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	United-Health
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

Myra R. Drucker	Vice Chair of the Board of Trustees of Sarah Lawrence	Grantham, Mayo,
Born 1948	College, and a member of the Investment Committee of	Van Otterloo & Co.,
Trustee since 2004	the Kresge Foundation, a charitable trust. Advisor to the	LLC, an investment
	Employee Benefits Investment Committee of The Boeing	management company
Company. Retired in 2009 as Chair of the Board of Trustees
of Commonfund, a not-for-profit firm that manages assets
for educational endowments and foundations. Until July
2010, Advisor to RCM Capital Management and member of
the Board of Interactive Data Corporation.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman since 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics and Management,	and power services;
	Emeritus at the Massachusetts Institute of Technology	Exelon Corporation, an
	(MIT). Prior to 2007, served as the Director of the Center	energy company focused
	for Energy and Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Northeast Utilities,
Born 1949	Exchange, an electronic marketplace for the trading	which operates New
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	England’s largest energy
	Trustees of Beth Israel Deaconess Hospital in Boston,	delivery system
Massachusetts. Until November 2010, director of Ruder
Finn Group, a global communications and advertising firm.

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanada
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Corporation, an energy
Trustee from 1997 to 2008	assets company, in December 2008.	company focused on
and since 2009		natural gas transmission
and power services

Richard B. Worley	Managing Partner of Permit Capital LLC, an investment	Neuberger Berman,
Born 1945	management firm. Serves as a Trustee of the University of	an investment
Trustee since 2004	Pennsylvania Medical Center, the Robert Wood Johnson	management firm
Foundation, a philanthropic organization devoted to
health-care issues, and the National Constitution Center.
Also serves as a Director of the Colonial Williamsburg
Foundation, a historical preservation organization, and as
Chairman of the Philadelphia Orchestra Association.

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2010, there were 104 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2004
Since 2004	Senior Managing Director, Putnam Investments
Senior Vice President and Treasurer,	and Putnam Management
The Putnam Funds
James P. Pappas (Born 1953)
Steven D. Krichmar (Born 1958)	Vice President
Vice President and Principal Financial Officer	Since 2004
Since 2002	Managing Director, Putnam Investments and
Senior Managing Director, Putnam Investments	Putnam Management
and Putnam Management
Judith Cohen (Born 1945)
Janet C. Smith (Born 1965)	Vice President, Clerk and Assistant Treasurer
Vice President, Assistant Treasurer and Principal	Since 1993
Accounting Officer	Vice President, Clerk and Assistant Treasurer,
Since 2007	The Putnam Funds
Managing Director, Putnam Investments and
Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Managing Director, Putnam Investments and	2010); Senior Financial Analyst, Old Mutual Asset
Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk,
Managing Director, Putnam Investments,	Assistant Treasurer and Proxy Manager
Putnam Management and Putnam	Since 2000
Retail Management	Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager,
Mark C. Trenchard (Born 1962)	The Putnam Funds
Vice President and BSA Compliance Officer
Since 2002	Susan G. Malloy (Born 1957)
Managing Director, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Retail Management	Since 2007
Managing Director, Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Beth S. Mazor
Putnam Investment	John A. Hill, Chairman	Vice President
Management, LLC	Jameson A. Baxter,
One Post Office Square	Vice Chairman	Robert R. Leveille
Boston, MA 02109	Ravi Akhoury	Vice President and
	Barbara M. Baumann	Chief Compliance Officer
Marketing Services	Charles B. Curtis
Putnam Retail Management	Robert J. Darretta	Mark C. Trenchard
One Post Office Square	Myra R. Drucker	Vice President and
Boston, MA 02109	Paul L. Joskow	BSA Compliance Officer
Kenneth R. Leibler
Investment Sub-Manager	Robert E. Patterson	Francis J. McNamara, III
Putnam Investments Limited	George Putnam, III	Vice President and
57–59 St James’s Street	Robert L. Reynolds	Chief Legal Officer
London, England SW1A 1LD	W. Thomas Stephens
	Richard B. Worley	James P. Pappas
Investment Sub-Advisor		Vice President
The Putnam Advisory	Officers
Company, LLC	Robert L. Reynolds	Judith Cohen
One Post Office Square	President	Vice President, Clerk and
Boston, MA 02109		Assistant Treasurer
Jonathan S. Horwitz
Custodian	Executive Vice President,	Michael Higgins
State Street Bank	Principal Executive	Vice President, Senior Associate
and Trust Company	Officer, Treasurer and	Treasurer and Assistant Clerk
Compliance Liaison
Legal Counsel		Nancy E. Florek
Ropes & Gray LLP	Steven D. Krichmar	Vice President, Assistant Clerk,
	Vice President and	Assistant Treasurer and
Independent Registered	Principal Financial Officer	Proxy Manager
Public Accounting Firm
PricewaterhouseCoopers LLP	Janet C. Smith	Susan G. Malloy
	Vice President, Assistant	Vice President and
	Treasurer and Principal	Assistant Treasurer
Accounting Officer

This report is for the information of shareholders of Putnam International Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN010 264127 11/10

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

September 30, 2010	$70,006	$--	$11,991	$589*
September 30, 2009	$71,151	$--	$10,600	$777*

* Includes fees of $589 and $777 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended September 30, 2010 and September 30, 2009, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended September 30, 2010 and September 30, 2009, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $412,233 and $ 532,261 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to procedures necessitated by regulatory and litigation matters

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

September 30, 2010	$ --	$ 243,601	$ --	$ --
September 30, 2009	$ --	$ 485,847	$ --	$ --

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed- End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed- End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: November 24, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: November 24, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: November 24, 2010